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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 13, 2006


                             360 GLOBAL WINE COMPANY
             (Exact name of registrant as specified in its charter)


          Nevada                        0-50092                 98-0231440
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)          Identification No.)


                 One Kirkland Ranch Road, Napa, California 94558
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (707) 254-9100


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

         On January 13, 2006, 360 Global Wine Company, a Nevada corporation (the "Company"), entered into a Stock Purchase Agreement (the "BMAC Agreement") with BMAC Corp., a Nevada corporation ("BMAC"), and the stockholders of BMAC (the "Sellers") whereby the Company is purchasing all of the outstanding shares of common stock of BMAC and thereby acquire BMAC as a wholly owned subsidiary (the "BMAC Acquisition"). At the closing of the BMAC Acquisition, which is expected to occur no later than April 15, 2006, BMAC will be the record holder of 837,643 shares of common stock of First Montauk Financial Corp., a New Jersey corporation ("FMFC"). As consideration, the Company agreed to pay the Sellers an aggregate purchase price of $1,465,875.25 payable in shares of the Company's common stock, as determined by dividing such purchase price by the average closing sale price per share of the Company's common stock reported on the OTC Bulletin Board for the 60 trading days prior to the closing date. In the event that such average trading price is below $3.50 per share, after taking into effect the Company's 1-for-150 reverse stock split as proposed in its Preliminary Information Statement on Schedule 14C filed on December 28, 2005, then the per-share price in the denominator of such calculation shall be $3.50 rather than 60-day average sale price. The purchase price is based on $1.75 for each share of the 837,643 shares of FMFC common stock that BMAC will own at the closing. A copy of the BMAC Agreement is attached as Exhibit 10.1 and is incorporated herein by reference.

         On January 13, 2006, in a separate series of transactions, the Company entered into separate agreements (the "Non-BMAC Agreements") with each of 10 stockholders of FMFC (the "FMFC Stockholders") whereby the Company is purchasing all of the outstanding shares of FMFC common stock that such stockholders own (the "Non-BMAC Acquisitions"). The Non-BMAC Acquisitions are expected to close on the same date as the closing of the BMAC Acquisition. As consideration for the aggregate 2,148,545 shares of FMFC common stock that the Company is purchasing from the FMFC Stockholders, the Company agreed to pay the FMFC Stockholders an aggregate of $3,759,953.75 payable in shares of the Company's common stock, as determined by dividing such purchase price by the average closing sale price per share of the Company's common stock reported on the OTC Bulletin Board for the 60 trading days prior to the closing date. In the event that such average trading price is below $3.50 per share, after taking into effect the Company's 1-for-150 reverse stock split as proposed in its Preliminary Information Statement on Schedule 14C filed on December 28, 2005, then the per-share price in the denominator of such calculation shall be $3.50 rather than 60-day average sale price. The purchase price is based on $1.75 for each share of FMFC common stock that the Company is purchasing from the FMFC Stockholders. A copy of the form of the Non-BMAC Agreements, which is substantially identical to the each of the executed Non-BMAC Agreements except for the actual number of shares and the total purchase price, is attached as
Exhibit 10.2 and is incorporated herein by reference.

         At the closing of the BMAC Acquisition and the Non-BMAC Acquisitions, the Company will be the beneficial owner of an aggregate of 2,986,188 shares of FMFC common stock, which shares currently represent approximately 18.7% of the total outstanding shares of FMFC common stock based on FMFC's Quarterly Report on Form 10-Q filed on November 14, 2005. A copy of the press release issued by the Company announcing these transactions is attached as Exhibit 99.1 and is incorporated herein by reference.

         The Company is relying on the exemption from federal registration under
Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 promulgated thereunder, based on its belief that the issuance of such securities did not involve a public offering, as there were fewer than 35 "non-accredited" investors. Pursuant to each of the BMAC Agreement and the Non-BMAC Agreements, the Company is obligated to file a registration statement with respect to the resale of the shares of the Company's common stock issued pursuant to such agreements within 10 business days of the date that the Company's Registration Statement on Form SB-2 (file no. 333-127239) is declared effective.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit       Description of Exhibit
-------       ----------------------
10.1          Stock Purchase Agreement by and among 360 Global Wine Company,
              BMAC Corp., and the stockholders of BMAC Corp. dated January 13,
              2006.

10.2 Form of Stock Purchase Agreement by and between 360 Global Wine Company and each of certain stockholders of First Montauk Financial Corp., which executed agreements are dated January 13, 2006.

99.1          360 Global Wine Company press release dated January 19, 2006.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 19, 2006                            360 GLOBAL WINE COMPANY


                                                  By: /s/ Joel Shapiro
                                                     --------------------------
                                                     Joel Shapiro
                                                     Chief Executive Officer

                                  Exhibit Index

Exhibit       Description of Exhibit
-------       ----------------------
10.1          Stock Purchase Agreement by and among 360 Global Wine Company,
              BMAC Corp., and the stockholders of BMAC Corp. dated January 13,
              2006.

10.2 Form of Stock Purchase Agreement by and between 360 Global Wine Company and each of certain stockholders of First Montauk Financial Corp., which executed agreements are dated January 13, 2006.

99.1          360 Global Wine Company press release dated January 19, 2006.